UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2019

Aradigm Corporation

(Exact name of registrant as specified in its charter)

California	001-36480	94-3133088
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3929 Point Eden Way, Hayward, California		94545
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (510) 265-9000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.03	Bankruptcy or Receivership

On February 15, 2019 Aradigm Corporation (the “Company”) filed a petition for bankruptcy protection under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Northern District of California.

Under the current circumstances, the Company does not have the financial resources to complete the audit of its financial statements for the year ended December 31, 2018. Accordingly, the Company does not expect to file its Annual Report on Form 10-K with the Securities and Exchange Commission.

Item 2.04	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

The Bankruptcy Filing will cause a default by the Company on all outstanding debt obligations with Grifols, S.A. and First Eagle Investment Management, LLC.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 14, 2019, the Company terminated the employment of its Chief Medical Officer, Dr. Juergen Frochlich and on February 15, 2019, the Company terminated the employment of its Interim Principal Executive Officer and Acting Principal Financial Officer, Dr. John Siebert. The Company has retained certain of its former officers as consultants to assist with the Company’s Chapter 11 case.

Dr. John Siebert, a member of the Board of the Directors and Executive Chairman of the Board has tendered his resignation effective midnight California time, February 15, 2019.

Edwin Gordon, a member of the Board of the Directors and Chairman of the Compensation Committee tendered his resignation effective February 13, 2019.

Frederick M. Hudson, a member of the Board of the Directors, a member of the Compensation Committee of the Board, a member of the Nominating and Corporate Governance Committee of the Board and Chairman of the Audit Committee tendered his resignation effective February 13, 2019.

Dr. Theresa Matkovits, a member of the Board of the Directors, a member of the Audit Committee of the Board and a member of the Nominating and Corporate Governance Committee of the Board tendered her resignation effective February 13, 2019.

Virgil Thompson, a member of the Board of the Directors, a member of the Audit Committee of the Board, a member of the Compensation Committee of the Board and Chairman of the Nominating and Corporate Governance Committee of the Board tendered his resignation effective February 14, 2019.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release of Aradigm Corporation dated February 15, 2019

ARADIGM CORPORATION

Dated: February 15, 2018	By:	/s/ John Siebert
		Name:	John Siebert
		Title:	Executive Chairman, Interim Principal Executive Officer and Acting Principal Financial Officer